UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 17, 2017, Regis Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Edina, Minnesota. At the Annual Meeting, the following four proposals were voted on by the Company’s shareholders. The proposals are described in detail in the Proxy Statement for the Annual Meeting.

1.              Election of Directors. The shareholders elected the seven director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

DIRECTOR NOMINEE	For	Against	Abstain	Broker Non-Votes
Daniel G. Beltzman	37,328,539	1,056,694	11,890	5,859,498
David J. Grissen	38,009,747	375,376	12,000	5,859,498
Mark S. Light	37,120,186	1,265,039	11,898	5,859,498
Michael J. Merriman	37,701,607	683,624	11,892	5,859,498
M. Ann Rhoades	37,969,673	415,507	11,943	5,859,498
Hugh E. Sawyer III	38,078,652	314,069	4,402	5,859,498
David P. Williams	38,055,605	330,353	11,165	5,859,498

2.              Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company’s named executive officers.  The results of the advisory vote on the say-on-pay proposal were as follows:

For	37,771,235
Against	389,873
Abstain	236,015
Broker Non-Votes	5,859,498

3.              Say-on-Pay Frequency Proposal. The shareholders approved the advisory proposal on the frequency of future advisory votes on executive compensation.  The results of the advisory vote on the say-on-pay proposal were as follows:

1 Year	30,784,553
2 Years	2,525
3 Years	7,564,653
Abstain	45,392
Broker Non-Votes	5,859,498

4.              Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.  The results of the vote on the ratification of the appointment of PricewaterhouseCoopers were as follows:

For	44,169,159
Against	49,958
Abstain	37,504

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 18, 2017	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary